Exhibit 99.1

March 6, 2023
FOR IMMEDIATE RELEASE

BlackBerry Reports Preliminary Fourth Quarter and Full Fiscal Year 2023 Results
•Preliminary fiscal year 2023 revenue for BlackBerry is estimated to be approximately $656 million
•IoT business unit revenue expected to be approximately $206 million, representing 16% year over year growth and in line with outlook previously provided
•Cybersecurity business unit revenue expected to be approximately $418 million, lower than the outlook previously provided, primarily due to certain large government deals slipping into fiscal year 2024
•Licensing and Other business unit revenue expected to be approximately $32 million
•Management to discuss financial results and fiscal year 2024 outlook at the March 30th earnings call

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today provided a business update and announced selected, unaudited preliminary financial results for the three months ended February 28, 2023 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“Macro challenges were a key factor for BlackBerry’s Cybersecurity business unit this quarter, with elongated sales cycles in government causing some large deals to slip into later quarters,” said John Chen, Executive Chairman & CEO, BlackBerry. “The IoT business unit closed the year strongly, and we expect to deliver year over year revenue growth of approximately 16%, in line with outlook. Given the current macro backdrop, BlackBerry’s management has taken proactive steps this quarter to both balance investments and manage costs to drive towards profitable growth.”

Preliminary Fourth Quarter Fiscal 2023 Financial Results:
•Total company revenue expected to be approximately $151 million.
•IoT revenue expected to be approximately $53 million.
•Cybersecurity revenue expected to be approximately $88 million.
•Cybersecurity billings expected to increase sequentially for third quarter in a row to approximately $107 million.
•Licensing and Other revenue expected to be approximately $10 million.
•BlackBerry’s results are expected to include a material non-cash, one-time goodwill impairment charge for the Spark reporting unit. The amount is currently being determined but is expected to be up to $440 million. This assessment is required in accordance with accounting rules and is primarily driven by the broad-based stock market decline this past calendar year and corresponding impact on our market capitalization at the test date.

Preliminary Fiscal Year 2023 Financial Results:
•Total company revenue expected to be approximately $656 million.
•IoT revenue expected to be approximately $206 million.
•Cybersecurity revenue expected to be approximately $418 million.
•Cybersecurity billings expected to be approximately $401 million.
•Licensing and Other revenue expected to be approximately $32 million.

Fourth quarter and full-year fiscal year 2023 revenue for BlackBerry’s IoT business unit is expected to be in line with the outlook provided previously, representing approximately 16% year-over-year revenue growth.
Fourth quarter and full-year fiscal year 2023 revenue for BlackBerry’s Cybersecurity business unit is expected to be lower than the outlook provided during our Q3 FY23 earnings call, primarily due to certain large government deals under negotiation not closing in the quarter, but rather slipping into fiscal year 2024. BlackBerry has seen an elongation in deal cycles in the government vertical, including additional deal reviews and approvals. Given the anticipated product mix of the slipped deals, it is expected that this causes a significant impact on in-quarter revenue recognition.
Management is currently reviewing its long-term targets for the Cybersecurity business unit and intends to provide revised targets on, or before, its Analyst Day on May 17th, 2023.

Preliminary Financial Results:
The preliminary financial results for the fourth quarter and full year ended February 28, 2023, are unaudited estimates, and are based on information available to management as of the date of this release and are subject to potential further material changes upon completion of the Company’s standard year-end closing procedures. In preparing this information, management has made subjective estimates about the appropriateness of certain reported amounts and disclosures. BlackBerry’s actual financial results for the three months and year ended February 28, 2023, have not yet been finalized and remain subject to the completion of management’s final review and our other closing procedures, as well as the completion of the audit of our annual financial statements. These preliminary estimated results do not represent a comprehensive statement of all financial results for the three months and year ended February 28, 2023. Readers are cautioned that Cybersecurity billings does not have any standardized meaning and is unlikely to be comparable to similarly titled measures reported by other companies.

Outlook:
BlackBerry will provide fiscal year 2024 outlook on its upcoming earnings conference call.

Earnings Conference Call and Webcast:
A conference call and live webcast will be held on Thursday, March 30, 2023 beginning at 5:30 p.m. ET, which can be accessed using the following link (here) or through the Company’s investor webpage (BlackBerry.com/Investors) or by dialing toll free +1 (844) 512-2926 and entering Elite Entry Number 6312676.

A replay of the conference call will be available at approximately 8:30 p.m. ET on Thursday, March 30, 2023, using the same webcast link (here) or by dialing Canada toll free +1 (855) 669-9658 or US toll free +1 (877) 344-7529 and entering Replay Access Code 2114563.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including more than 215M vehicles. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy, and is a leader in the areas of endpoint security, endpoint management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.

BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.
Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

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This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expectations with respect to its fourth quarter and full fiscal year 2023 financial results, and the timing, structure and financial impacts of certain contracts under negotiation.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, the matters noted above under “preliminary financial results”, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, competition, and BlackBerry’s expectations regarding its financial performance. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; the failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; litigation against BlackBerry; BlackBerry’s dependence on its relationships with resellers and channel partners; acquisitions, divestitures and other business initiatives; the impact of the COVID-19 pandemic; network disruptions or other business interruptions; BlackBerry’s ability to foster an ecosystem of third-party application developers; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; failure to protect BlackBerry’s intellectual property and to earn expected revenues from intellectual property rights; BlackBerry being found to have infringed on the intellectual property rights of others; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; BlackBerry’s indebtedness; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the use and management of user data and personal information; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; environmental, social and governance expectations and standards; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; regulations regarding health and safety, hazardous materials usage and conflict minerals; foreign operations, including fluctuations in foreign currencies; adverse economic, geopolitical and environmental conditions; the fluctuation of BlackBerry’s quarterly revenue and operating results; the volatility of the market price of BlackBerry’s common shares; and rising inflation.
These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and the company has no intention and undertakes no obligation to update or revise any of them, except as required by law.

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